Filed Pursuant to Rule 497(e)

Registration Statement Nos. 333 - 145064

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

TIAA-CREF LIFE INSURANCE COMPANY

PROSPECTUS SUPPLEMENT NUMBER (2)

Dated December 13, 2023, to the Intelligent Variable Annuity® Prospectus, as supplemented November 10, 2023

The purpose of this prospectus supplement is to provide an update to TIAA-CREF Life Insurance Company (“TIAA Life”) variable annuity contract owners about TIAA Life’s recent systems outage.

As you were previously notified, in early November 2023, a vendor for TIAA Life (Infosys McCamish Systems) experienced a cyber security event that resulted in the temporary suspension of our ability to process contract transactions and the shutdown of our online systems.

As of December 8, 2023, TIAA Life’s ability to process contract transactions has been restored. However, there will be a delay in the full restoration of online services. We estimate that full online self-service functionality will be restored during the week of December 18, 2023. Until online services are fully restored, we are unable to receive any requests or orders submitted online. If you would like to submit a request or order, please contact us at 1-800-223-1200 or submit by mail.

We are working expeditiously to process contract requests and orders that we received in good order during the systems outage. Any financial transactions (e.g., purchase payments, transfers, withdrawals) that TIAA Life received during the systems outage, from November 2, 2023, through December 7, 2023, are being prioritized. Other non-financial transactions (e.g., changes in address, beneficiaries) will be processed as soon as administratively possible. We will process all such requests and orders as of the dates that they were received by us in good order. Variable financial transactions are expected to be completed by December 31, 2023. No action is required on your part.

As of the date of this supplement, we are not aware of any unauthorized access to, exposure of, or compromise of your personal information due to the cyber security event. We are monitoring all TIAA Life contracts for unusual activity, and we have not detected any activity that appears attributable to this event.

We deeply apologize for any inconvenience that you may have experienced.

If you have any questions, please contact us at 1-800-223-1200.

Please keep this supplement with your prospectus for future reference.

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